UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2020

SIMON PROPERTY GROUP, INC.

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware (Simon Property Group, Inc.) Delaware (Simon Property Group, L.P.) (State or other jurisdiction of incorporation)	001-14469 (Simon Property Group, Inc.) 001-36110 (Simon Property Group, L.P.) (Commission File Number)	04-6268599 (Simon Property Group, Inc.) 34-1755769 (Simon Property Group, L.P.) (I.R.S. Employer Identification No.)

225 West Washington Street

Indianapolis, Indiana 46204

(Address of principal executive offices)

(317) 636-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbols	Name of each exchange on which registered

Simon Property Group, Inc.	Common stock, $0.0001 par value	SPG	New York Stock Exchange
Simon Property Group, Inc.	8⅜% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange
Simon Property Group, L.P.	2.375% Senior Unsecured Notes due 2020	SPG/20	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Simon Property Group, Inc.:	Emerging growth company ☐

Simon Property Group, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Simon Property Group, Inc.:  ☐

Simon Property Group, L.P.:  ☐

Unless stated otherwise or the context otherwise requires, references to the “Company” means Simon Property Group, Inc., the sole general partner of the Simon Property Group, L.P.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 28, 2020, because of the COVID-19 pandemic and its related impact on the Company's business operations, (i) David Simon, the Chairman, Chief Executive Officer and President of the Company has elected to reduce his base salary to zero, (ii) Steven E. Fivel, the General Counsel and Secretary of the Company, and John Rulli, the President of Malls – Chief Administrative Officer of the Company, have each agreed to reduce their respective base salaries by 30%, and (iii) Brian J. McDade, the Executive Vice President, Chief Financial Officer and Treasurer of the Company, and Alexander L.W. Snyder, the Assistant General Counsel and Assistant Secretary of the Company, have each agreed to reduce their respective base salaries by 25%.

Each of these base salary reductions will remain in effect for a to-be-determined period of time and were unanimously approved by the compensation committee of the Company on March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  April 2, 2020

Simon Property Group, Inc.

By:	/s/ BRIAN J. MCDADE
Brian J. McDade,
Executive Vice President, Chief Financial Officer and Treasurer

Simon Property Group, L.P.

By:	Simon Property Group, Inc., the sole General Partner

By:	/s/ BRIAN J. MCDADE
Brian J. McDade,
Executive Vice President, Chief Financial Officer and Treasurer